Adirondack Small Cap Fund (ADKSX)

Data as of November 30, 2010

Key Fund Facts

Ticker	ADKSX
Inception Date	April 6, 2005
Fund Assets	$36.8 M
Number of Holdings	74
Cusip	00688P103
NAV	$14.09
Investment Style	Small Value

Expenses

Expense Ratio (Incl. waivers & acquired fund fees)	1.54%
12b-1 Distribution Fees	None
Sales Load	None
Redemption Fees (On shares held for less than 30 days)	1.00%

Investment Minimums

Regular Account.................. $3,000
Automatic Reinvestment.......... $50
IRA Account........................ $1,000

Fund Managers

Fund Managers	Start Date
Matthew P. Reiner	04/06/2005
Gregory Roeder	04/06/2005

Top Ten Holdings (& of net assets)

DDI Corporation..................... 2.3%
Trinity Biotech PLC. ADS......... 2.1%
Prestige Brands Holdings........ 2.1%
NCR Corporation.................... 2.1%
Endo Pharmaceuticals............ 2.0%
Smart Balance Inc. 2.0%
NN, Inc. 2.0%
Delphi Fin'l Group Sub Deb..... 1.8%
Matrix Service Company 1.8%
Callaway Golf Corp................. 1.8%
Total % of portfolio.............. 19.9%

Investment Philosophy

At the Adirondack Small Cap Fund (ADKSX), we incorporate independent thinking, patience, and strict value criteria to choose companies as investments in the Fund. We dse F gS iKKle-downh research approach which identifies attractive industries for investment, eventually paring down to the few companies in those industries that make attractive additions to the Fund.

Generally, we look for certain characteristics:

Companies that are out of favor: COese Fæ I WS XFnies nWcfWlWe eK Gf gD Fll Acaeech or industries that are in transition.

Companies in sectors with encouraging trends: nhese may s e companies where s alance sheets are improving and cash flows are strengthening.

Companies with improving competitive positions: nhese could s e companies with exciting new products or decreased competitive pressures.

Companies that manage assets wisely: nhese are companies that have a history of smart acquisitions, sensis le share s uys acks, des t reduction, or have insiders s uying shares along with us.

Performance Summary (as of November 30, 2010)

	YTD Return	One Year Return	3 Year Return Annualized	5 Year Return Annualized	Annualized Return Inception*
Adirondack SmallCap Fund (ADKSX)	20.2%	28.6%	7.3%	6.2%	8.4%
Russell 2000® Value Index	15.0%	23.7%	(0.8%)	1.7%	3.2%
SmallCap Value Peer Group**	16.4%	24.5%	0.5%	2.4%	f /A

* Inception date 4/6/2005
** According to eipper l esearch

nhe Fund commenced operation on April 6, 2005. nhis data reflects past performance. notal return measures aggregate change. i ast performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may s e worth more or less than their original cost. l eturns do not reflect the deduction of taxes that a shareholder would pay on distris utions or redemptions. i lease consider the investment os jectives, risks, charges and expenses of nhe Adirondack Small Cap Fund s efore investing. For a prospectus containing details on risks, fees and expenses, please call 1-888-686-2729. l ead it carefully s efore you invest. Current performance may s e lower or higher than the performance data quoted.

Adirondack Research & Management, Inc.
2390 Western Avenue (CMFox Building)
Guilderland, NY 12084
www.adirondackfunds.com • 1-518-690-0470

Adirondack
SMALL CAP FUND